UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2006

First Albany Companies Inc.

(Exact Name of Registrant as Specified in Charter)

New York	0-14140	22-2655804

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

677 Broadway, Albany, New York		12207

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (518) 447-8500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As required by Section 306 of the Sarbanes-Oxley Act and Section 245.104 of the Securities and Exchange Commission’s Regulation BTR, First Albany Companies Inc. sent a notice to its executive officers and directors notifying them of a blackout with respect to the First Albany Capital Employees’ Retirement and Savings Plan. The blackout period is expected to begin December 22, 2006 and end on or before December 29, 2006. A copy of the notice is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Formal Notice of Blackout Period under the First Albany Capital Employees' Retirement and Savings Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

Date: November 20, 2006	By: Brian Coad
Chief Financial Officer

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Exhibit Index

99.1   Formal Notice of Blackout Period under the First Albany Capital Employees' Retirement and Savings Plan

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